Exhibit 23
                                                                      ----------




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-37210) of Old Republic International Corporation of our report dated April 28, 2005 relating to the financial statements of The Republic Mortgage Insurance Company and Affiliated Companies Profit Sharing Plan, which appears in this Form 11-K.



                                       /s/ PricewaterhouseCoopers LLP



May 19, 2005
Chicago, Illinois